Commitments, third-party guarantees, contingent assets and liabilities	12 Months Ended
Dec. 31, 2019
Commitments, third-party guarantees, contingent assets and liabilities [Abstract]
Commitments, third-party guarantees, contingent assets and liabilities
Note 19.- Commitments, third-party guarantees, contingent assets and liabilities

Contractual obligations

The following tables shows the breakdown of the third-party commitments and contractual obligations as of December 31, 2019 and 2018:

2019	Total	2020	2021 and 2022	2023 and 2024	Subsequent

Corporate debt	723,791	28,706	200,504	200,926	293,655
Loans with credit institutions (project debt)	4,105,915	241,116	504,921	598,837	2,761,041
Notes and bonds (project debt)	746,433	28,304	51,508	56,192	610,429
Purchase commitments*	2,991,432	129,595	278,418	269,632	2,313,787
Accrued interest estimate during the useful life of loans	2,472,070	294,676	549,320	471,535	1,156,539

2018	Total	2019	2020 and 2021	2022 and 2023	Subsequent

Corporate debt	684,073	268,905	107,560	205,258	102,350
Loans with credit institutions (project debt)	4,314,307	233,214	476,191	571,374	3,033,528
Notes and bonds (project debt)	776,807	31,241	49,445	54,879	641,242
Purchase commitments*	3,082,495	131,417	264,461	259,775	2,426,842
Accrued interest estimate during the useful life of loans	2,743,132	314,984	565,040	492,932	1,370,176

The figures shown in the tables above do not include equity investments that the Company may be committed to realize in the future, if certain conditions are met, such as equity investments in the PTS project.

*Purchase commitments included lease commitments for $93.0 million as of December 31, 2019 ($97.4 million as of December 31, 2018), of which $5.1 million is due within one year and $87.9 million thereafter as of December 31, 2019 ($5.4 million due within one year and $92.0 million thereafter as of December 31, 2018).

Third-party guarantees

At the close of 2019 the overall sum of Bank Bond and Surety Insurance directly deposited by the subsidiaries of the Company as a guarantee to third parties (clients, financial entities and other third parties) amounted to $38.2 million attributed to operations of technical nature ($32.4 million as of December 31, 2018). In addition, Atlantica Yield plc issued guarantees amounting to $130.1 million as of December 31, 2019 ($60.5 million as of December 31, 2018). Guarantees issued by Atlantica Yield plc correspond mainly to guarantees provided to off-takers in PPAs, guarantees replacing debt service reserve accounts and guarantees for points of access for renewable projects, which have been partially canceled as of the date of this report.

Legal Proceedings

On October 17, 2016, ACT received a request for arbitration from the International Court of Arbitration of the International Chamber of Commerce presented by Pemex. Pemex was requesting compensation for damages caused by a fire that occurred in their facilities during the construction of the ACT cogeneration plant in December 2012, for a total amount of approximately $20 million. On July 5, 2017, Seguros Inbursa, the insurer of Pemex, joined as a second claimant in the process. On December 19, 2018 the parties of the arbitration executed a settlement agreement to finalize the claim without any financial impact for ACT. On March 8, 2019 the ICC arbitration tribunal confirmed the settlement agreement and the arbitration was terminated.

A number of Abengoa’s subcontractors and insurance companies that issued bonds covering Abengoa’s obligations under such contracts in the U.S. have included some of the non-recourse subsidiaries of Atlantica in the U.S. as co-defendants in claims against Abengoa. Generally, the subsidiaries of Atlantica have been dismissed as defendants at early stages of the processes. With respect to a claim addressed by a group of insurance companies to a number of Abengoa’s subsidiaries and to Solana for Abengoa related losses of approximately $20 million that could increase, according to the insurance companies, up to a maximum of  approximately $200 million if all their exposure resulted in losses, Atlantica reached an agreement with all but one of the above-mentioned insurance companies, under which they agreed to dismiss their claims in exchange for payments of approximately $4.3 million, which were paid in 2018. The insurance company that did not join the agreement has temporarily stopped legal actions against Atlantica, and Atlantica does not expect this particular claim to have a material adverse effect on its business.

In addition, an insurance company covering certain Abengoa’s obligations in Mexico has claimed certain amounts related to a potential loss. This claim is covered by existing indemnities from Abengoa. Nevertheless, the Company has reached an agreement under which Atlantica´s maximum theoretical exposure would in any case be limited to approximately $35 million, including $2.5 million to be held in an escrow account. On January 2019, the insurance company executed $2.5 million from the escrow account and Abengoa reimbursed such amount according to the existing indemnities in force between Atlantica and Abengoa. The payments by Atlantica would only happen if and when the actual loss has been confirmed, Abengoa has not fulfilled their obligations and after arbitration, if the Company initiates it.

The Company is not a party to any other significant legal proceeding other than legal proceedings arising in the ordinary course of its business. The Company is party to various administrative and regulatory proceedings that have arisen in the ordinary course of business. While the Company does not expect these proceedings, either individually or in the aggregate, to have a material adverse effect on its financial position or results of operations, because of the nature of these proceedings the Company is not able to predict their ultimate outcomes, some of which may be unfavorable to the Company.

Other matters

Abengoa maintains a number of obligations under EPC, O&M and other contracts, as well as indemnities covering certain potential risks. Additionally, Abengoa represented that further to the accession to its restructuring agreement, Atlantica would not be a guarantor of any obligation of Abengoa with respect to third parties and agreed to indemnify the Company for any penalty claimed by third parties resulting from any breach in such representations. The Company has contingent assets, which have not been recognized as of December 31, 2019, related to the obligations of Abengoa referred above, which result and amounts will depend on the occurrence of uncertain future events. In particular as of April 26, 2018 and November 27, 2018 Abengoa agreed to pay Atlantica certain amounts subject to conditions which are beyond the control of the Company.

The Company entered into a Financial Support Agreement on June 13, 2014, under which Abengoa agreed to maintain any guarantees and letters of credit that have been provided by it on behalf of or for the benefit of Atlantica and its affiliates for a period of five years. This agreement with Abengoa expired in June 2019, and Abengoa’s commitment to maintain guarantees and letters of credit currently outstanding in the Company´s affiliates´ favor expired, as well. The Company replaced all the guarantees where necessary.